Exhibit 10.47

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NUMBER TWO

TO

WAFER SUPPLY AGREEMENT

This Amendment Number Two (the “Amendment”), effective as of September 13, 2010 (the “Amendment Effective Date”), amends the Wafer Supply Agreement effective April 1, 2005, as amended by Amendment Number One effective December 19, 2008, (as amended, the “Agreement”) by and between:

(1)	POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having a place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY1-1209 (“Power Integrations”)

and

(2)	SEIKO EPSON CORPORATION, a Japanese corporation having a place of business at 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan (“Seiko Epson”).

RECITALS

WHEREAS, pursuant to the terms of the Agreement, Power Integrations grants to Seiko Epson licenses of certain of Power Integrations’ intellectual property for the sole purpose of Power Integrations acquiring from Seiko Epson the fabrication and supply of wafers of certain power IC products; and

WHEREAS, Power Integrations and Seiko Epson desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representative of Seiko Epson and Power Integrations.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

1

AGREEMENT

1.	Section 13.1 of the Agreement is deleted in its entirety and replaced with the following:

13.1 This Agreement shall continue in full force and effect from the Effective Date until December 31, 2020, unless earlier terminated as provided herein (“Term”). After [*] Seiko Epson may terminate the Agreement without cause at its convenience upon providing [*] prior written notice thereof to PI. If this Agreement has not been earlier terminated, the parties agree to negotiate in good faith, beginning one year prior to the end of the Term, for this Agreement’s continuation for another [*] year period, on mutually agreeable terms and conditions.

2.	Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A in the form attached hereto.

3.	Exhibit B of the Agreement is deleted in its entirety and replaced with Exhibit B in the form attached hereto.

4.	Effective as of the Amendment Effective Date, all references in the Agreement to the “Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

SEIKO EPSON CORPORATION		POWER INTEGRATIONS INTERNATIONAL, LTD.

By:	/S/ Kazuhzro Takenaka	By:	/S/ John Tomlin
Name:	Kazuhzro Takenaka	Name:	John Tomlin
Title:	G.M. of Silicon Device BV	Title:	President
Micro-Device Operations Div.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

FOUNDRY CAPACITY and PI ANNUAL FORECAST

1. FOUNDRY CAPACITY

The following FOUNDRY CAPACITY will be effective from [*] for the [*] calendar year.

[*] WAFERS/month for DS and/or DM WAFERS

The following FOUNDRY CAPACITY will be effective from [*] for the [*] calendar year and [*] during the Term of the Agreement.

[*] WAFERS/month for DS and/or DM WAFERS

The FOUNDRY CAPACITY shall be allocated equally on a monthly basis over a given calendar year.

2. PI’s projected PI ANNUAL FORECAST of WAFER orders (non-binding)

For DS WAFERS

Calendar Year	2011	2012	2013	2014	2015
WAFERS	[*]	[*]	[*]	[*]	[*]

For DM WAFERS

Calendar Year	2011	2012	2013	2014	2015
WAFERS	[*]	[*]	[*]	[*]	[*]

3. The MAXIMUM FOUNDRY CAPACITY ALLOCATION shall be [*] WAFERS per month or [*] WAFERS per year.

4. The REVIEW PERIOD is the [*] day period prior to the commencement of the next calendar year.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

WAFER PRICES FOR VOLUME PRODUCTION OF SIX (6) INCH WAFERS BY MONTHLY ORDER VOLUME

For DS WAFERS in both PILOT PRODUCTION and VOLUME PRODUCTION:

Calendar Year Monthly DS + DM WAFER Volume	2011 PRICE	2012 PRICE	2013 PRICE
Less than [*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*] and above	[*]	[*]	[*]

For DM WAFERS in both PILOT PRODUCTION and VOLUME PRODUCTION:

Calendar Year Monthly DM WAFER Volume	Monthly DS + DM WAFER Volume	2011 DM PRICE	2012 DM PRICE	2013 DM PRICE

Less than [*]	Less than [*]	[*]	[*]	[*]

Less than [*]	[*]	[*]	[*]	[*]

Less than [*]	[*]	[*]	[*]	[*]

Less than [*]	[*] and above	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*] and above	[*]	[*]	[*]

[*] and above	[*]	[*]	[*]	[*]

[*] and above	[*] and above	[*]	[*]	[*]

Pricing will be reviewed and mutually agreed to in writing on an annual basis.

For WAFERS in ENGINEERING PRODUCTION, the price for each entry of the above table will be multiplied by [*].

The above prices are the WAFER’S BASE_PRICE and are based on an exchange rate of [*]¥/$. The fluctuation in foreign exchange rate, as supplied by the Wall Street Journal, will be shared equally by each party as follows

F/X_BASE = [*]¥/$

Initial F/X_RATE = [*]¥/$

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A new F/X_RATE is only established at the time of placing a PO for WAFERS if the [*] is equal to or greater than [*]¥ from the F/X-BASE. The new F/X RATE will be set to the [*] and will remain in effect for at least the [*] it was established.

The actual PURCHASE_PRICE for WAFERS, by WAFER TYPE, used at the time of order will be calculated by the following formula:

PURCHASE_PRICE =

[*]

Examples: For DS WAFERS with a BASE_PRICE of [*]

1)	Nominal F/X Rate Example: F/X_RATE = in the range of [*]¥ to [*]¥:

PURCHASE_PRICE = BASE_PRICE

2)	Higher F/X Rate Example: New F/X_RATE = [*]¥:

PURCHASE_PRICE = [*] = [*]

3)	Lower F/X Rate Example: New F/X_RATE = [*]¥:

PURCHASE_PRICE = [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.